STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

SUPPLEMENT DATED OCTOBER 7, 2011 TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2011

This supplement provides new information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective October 13, 2011, the Class C Shares and Class D Shares classes of the International Equity Portfolio, International Equity Index Portfolio, Small Company Index Portfolio, Large Cap Growth Portfolio, Large Cap Equity Portfolio, Equity Index Portfolio, Bond Portfolio, Core Bond Portfolio, U.S. Treasury Index Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio and U.S. Government Securities Portfolio (each a “Portfolio,” together the “Portfolios”) will be closed to investment by new accounts. At the close of business on November 28, 2011, current shareholders of Class C Shares and Class D Shares of the Portfolios will have their shares automatically converted to Class A Shares of the same Portfolio on the basis of the relative net asset value per share of the share classes as of the close of business on November 28, 2011. Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis. Please see the Prospectus and SAI for information regarding the characteristics of Class A Shares. Until the close of business on November 28, 2011, current account holders may purchase additional Class C Shares or Class D Shares of the Portfolios, as well as redeem or exchange their Class C Shares or Class D Shares, respectively, for Class C Shares or Class D Shares of other Northern Institutional Funds, as described in the Prospectus and SAI. Financial intermediaries who currently contract with Northern Institutional Funds to receive shareholder servicing payments under the Northern Institutional Funds’ Service Plans for Class C and Class D Shares will be requested to enter into similar contracts with Northern Trust Investments, Inc. to receive the same shareholder servicing payments they are currently receiving.

NIF SPT SAI 10/11